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                                  EXHIBIT 10.15

     "APPLIES TO ALL INSERTION ORDERS ENTERED INTO AFTER FEBRUARY 10, 2000"

              DOUBLECLICK ADVERTISER STANDARD TERMS AND CONDITIONS

        DELIVERY OF ADVERTISEMENTS. Using its proprietary DART ad delivery technology, DoubleClick shall deliver Advertiser's advertisements ("Advertisements") to users accessing the pages ("Pages") of Web sites which are part of the DoubleClick Network (the "Service"). Such delivery shall be in accordance with the "Ad Specs and Terms" accessible at http://www.doubleclick.net (the "Service Terms") and this insertion order (collectively, the "Agreement"). Advertiser hereby grants DoubleClick a non-exclusive, worldwide license to copy and distribute the Advertisements through the Service pursuant to this Agreement. The DART ad delivery technology shall be the sole and definitive tool used to measure DoubleClick's delivery of Advertisements pursuant to this Agreement. No other measurement or usage statistics (including those of Advertiser or an approved third party ad server) shall be accepted by DoubleClick. In the event that the part executing this Agreement is acting as an agent for an Advertiser, such party executing this Agreement as agent shall be jointly and severally responsible for all obligations and amounts owing hereunder.

        PAYMENT. Advertiser shall pay DoubleClick upon Advertiser's receipt of DoubleClick's invoice. If a prepayment or deposit is required, Advertiser's campaign shall not commence until such prepayment or deposit is received by DoubleClick. If Advertiser fails to make payment within thirty (30) days of Advertiser's receipt of DoubleClick's invoice, DoubleClick, in addition to other remedies, shall have the right to (i) immediately remove Advertisements from the Service without any obligation to Advertiser or claim against DoubleClick for such removal, (ii) charge late fees at the rate of one and one half percent (1.5%) per month, or, if lower, the maximum rate allowed by law, (iii) charge Advertiser for any attorneys' fees and/or collection costs incurred by DoubleClick in collecting any past due amounts from Advertiser, and/or (iv) terminate any or all other insertion orders Advertiser has executed with DoubleClick as of the date of the default, without liability. Advertiser is required to provide DoubleClick with at least two (2) weeks prior written notice of any requests by Advertiser for changes to and/or cancellation of this Agreement. Advertiser agrees that if Advertiser cancels or changes its order as provided above, any discount granted by DoubleClick may be rescinded or adjusted, and Advertiser may be charged for such order at the full card rate then in effect. If Advertiser is required to pay a deposit, Advertiser understands that the deposit is credited against payments due under this Agreement. Advertisers who make such a deposit shall be required to pay DoubleClick for fees set forth in invoices up to the point where the sum of the deposit and the invoiced amounts equal the total fee payable under this Agreement. At such point in time and if not otherwise stated herein, no additional fees shall be due and owing from Advertiser pursuant to this Agreement.

        ADVERTISER'S OBLIGATIONS AND REPRESENTATIONS. Advertiser shall be solely responsible for all costs it incurs in connection with the Service and this Agreement, including, without limitation, expenses associated with creating, updating and otherwise managing



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Advertisements, delivering Advertisements to the Service and establishing and maintaining links between Advertisements and Web sites and areas outside the Service (collectively, "Advertiser's Web Content"). Creative changes beyond the permitted number of changes set forth in the Service Terms will be subject to the additional rates set forth in such Service Terms. Advertiser warrants and represents at all times that (i) Advertiser owns the Advertisements and/or has the right to permit DoubleClick to use, reproduce, distribute and transmit the Advertisements, (ii) neither the Advertisements nor the Advertiser's Web Content will (a) infringe the rights of any third party, (b) violate any foreign or domestic federal, state or local law or regulation, or (c) contain material that is threatening, hateful, or racially or ethnically objectionable, and (iii) the Web site to which the Advertisement is linked shall contain a privacy statement throughout the term of this Agreement. Advertiser agrees that it shall be solely responsible for any liability arising out of the Advertisements or Advertiser's Web Content. In furtherance of the foregoing, Advertiser agrees to indemnify and hold DoubleClick and the DoubleClick Network Web site (the "Service Participants") harmless from and against any losses, costs, damages or expenses (including reasonable attorneys' fees) resulting from claims or actions arising out of or in connection with (i) Advertisements or Advertiser's Web Content or
(ii) Advertiser's breach of any agreement, representation or warranty hereunder, including, without limitation, claims for infringement of copyright or other intellectual property rights and violation of rights of privacy or publicity.

        DOUBLECLICK'S RIGHTS. DoubleClick shall have the right to approve the form and content of all Advertisements and no changes shall be made to any Advertisements without each party's consent. DoubleClick and its Service Participants shall have the right, at their sole discretion, to terminate the delivery of any Advertisement at any time without liability to Advertiser except for a refund or credit of amounts previously paid for inventory that has not yet run. DoubleClick reserves the right to cancel this Agreement, without cause, upon thirty (30) days prior written notice to Advertiser without any liability to Advertiser except for a refund or credit of amounts previously paid for inventory that has not yet run. For non-preemptible inventory, in the event that DoubleClick fails to meet the number of Impressions (defined as the number of times an Advertisement appears on a Page, resulting from a user accessing or visiting such Page) stated in the insertion order within the time frame set forth in the insertion order through no fault of Advertiser, DoubleClick will either refund any pre-paid fees for Impressions that did not run within the time frame or credit any such amount towards a future insertion order. DoubleClick has the right to cancel or shorten the term of the insertion order without liability, if advertising materials required for the insertion order are not provided by Advertiser in a timely manner. If Advertiser's failure to comply with the terms of this Agreement results in DoubleClick's failure to display the Advertisements in accordance with the insertion order, Advertiser shall remain liable for the full amount due pursuant to this Agreement. DoubleClick may use the Advertiser's name and Advertisements to promote DoubleClick and the Service in all media and use information concerning Pages and the number of Impressions, users and user activity for DoubleClick's own business purposes and for use in connection with the Service, provided DoubleClick does not reproduce Advertisements without Advertiser's prior consent.

        SPECIAL TERMS. If this Agreement entails a "bulk" buy or if specified in the insertion order, DoubleClick shall have the right to pre-empt this Agreement with an agreement for another advertiser at a higher CPM without liability to Advertiser. If this Agreement entails a "run of



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site," "run of Network" or "run of Affinity group" campaign, DoubleClick does not guarantee even distribution of Impressions across such site, Network or Affinity group. In the event this Agreement includes a keyword buy, Advertiser represents and warrants that it has the legal rights necessary to utilize such keyword(s). DoubleClick shall have the right to immediately revoke Advertiser's use of those keywords which do not incorporate the trademarks of Advertiser. For the purposes of exclusive keyword buys, "exclusivity" shall mean that Advertiser's Advertisements shall appear on 100% of the purchased ad unit inventory for the keyword(s) selected by Advertiser during the term of the Agreement, including any growth beyond the number of Impressions set forth in the insertion order for such keyword buy. Advertiser is responsible for payment for Impressions associated with such growth. DoubleClick does not guarantee a minimum or maximum number of Impressions for such exclusive keyword buys. For exclusive buys of particular inventory on the DoubleClick Network (other than keywords) which are billed on a cost-per-day basis, Advertiser's payment obligation is irrespective of the number of Impressions generated by such inventory - DoubleClick makes no guarantee as to the number of Impressions generated over the term of such exclusive inventory buy. Advertiser shall have the right to renew the terms of the Agreement for the exclusive keyword(s) or exclusive inventory at the fair market value for such keyword(s) or inventory, so long as the initial exclusive buy is greater than three (3) months in duration and Advertiser commits to such renewal at least thirty (30) days prior to the end of the term of the exclusive buy.

        NO WARRANTY/LIABILITY. DOUBLECLICK MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS OF THE SERVICE FOR A PARTICULAR PURPOSE INCLUDING, WITHOUT LIMITATION, THE TYPE OR NUMBER OF SERVICE PARTICIPANTS OR THE TYPE, THE NUMBER OF USERS WHO WILL ACCESS THE ADVERTISEMENTS, OR NUMBER OF PAGES WHICH WILL BE ACCESSIBLE THROUGH THE SERVICE, DOUBLECLICK SHALL NOT BE LIABLE FOR ANY SERVICE PARTICIPANTS NOR FOR THE CONTENTS OF ANY WEB SITES OR PAGES, NOR FOR ANY LOSS, COST, DAMAGE OR EXPENSE (INCLUDING COUNSEL FEES) INCURRED BY ADVERTISER IN CONNECTION WITH ADVERTISER'S PARTICIPATION IN THE SERVICE, INCLUDING, WITHOUT LIMITATION, FOR ANY TECHNICAL MALFUNCTION, COMPUTER ERROR OR LOSS OF DATA OR OTHER INJURY, DAMAGE OR DISRUPTION TO ADVERTISERS ADVERTISEMENTS. IN NO EVENT SHALL DOUBLECLICK BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY FAILURE TO TIMELY PUBLISH ANY ADVERTISEMENT IN ACCORDANCE WITH THIS AGREEMENT, EVEN IF SUCH DAMAGES ARE FORESEEABLE AND WHETHER OR NOT DOUBLECLICK HAS BEEN ADVISED OF THE POSSIBILITY THEREOF IN NO EVENT SHALL DOUBLECLICK'S LIABILITY EXCEED THE TOTAL AMOUNT PAID TO DOUBLECLICK BY ADVERTISER HEREUNDER.

        MISCELLANEOUS. Advertiser shall hold this Agreement in confidence and shall not sell, transfer, assign or resell its rights and obligations under this Agreement without DoubleClick's prior written consent. Advertiser shall not have, nor claim, any right, title or interest in or to any Pages, the Service or any elements thereof (including, without limitation, the



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grant of a license in or to the Service or any software, source codes, modifications, updates and enhancements thereof or other aspect thereof), the name "DoubleClick" or any derivatives thereof, or any other trademarks and logos owned or controlled by DoubleClick and made available through the Service or otherwise. Each party hereto shall be and act as an independent contractor and not as partner, joint venturer, or agent of the other. Advertiser shall not issue a press release or public announcement or otherwise make any disclosure concerning this Agreement or the terms hereof, without prior approval by DoubleClick. This Agreement represents the entire understanding between DoubleClick and Advertiser regarding DoubleClick's services and supersedes all prior agreements with respect tot he subject matter herein. This Agreement is subject to any guidelines imposed by Service Participants and to any existing agreements entered into by DoubleClick. In addition, Advertisements that Advertiser elects to be served by an approved third party ad server are subject to DoubleClick's agreement with such third party ad server. No waiver, modifications or addition to this Agreement shall be valid unless agreed or assented to in a writing. The foregoing shall not limit DoubleClick's right to waive, modify or make additions to the Service Terms. The Service Terms, as in effect from time to time, are hereby incorporated in this Agreement and made a part hereof as if set forth in full. No failure or omission by either party in the performance of any obligation under this Agreement shall be deemed a breach of this Agreement nor create my liability if the same shall arise from any cause or causes beyond the reasonable control of such party, including but not limited to the following acts of God, acts or omissions of any government or any rules, regulations or orders of any governmental authority or any officer, department, agency or instrument thereof, fire, storm, flood, earthquake, accident, acts of the public enemy, war, rebellion, Internet brown out, insurrection, riot, invasion, strikes, or lockouts. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York, without reference to its conflict of laws, rules and principles, and jurisdiction and venue of all matters relating to this Agreement shall be bested exclusively in the federal and state courts within the City of New York. 1/3/00 Version

        Online Submissions: In lieu of a signature, check the box and enter your name below.

        Sign for the advertiser.

        Paper Insertion Order with signature on file.

        Note: The client's check box reads "In lieu of signature, Agency/Advertiser check here." The client must enable the check box for the order to be considered signed.

        Order Authorization Name:

        Company:

        Title:

        Date: Thursday, September 07, 2000

        This insertion order has been signed by the salesperson.

        Names of Salesperson: Eric Mendel

        Date: Thursday, September 07, 2000



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                           INSERTION ORDER PROPERTIES

        Administrative Functions:  [View Change Log]

            Property              State                         Value                     Update
        Order ID                  x         501492
        Product Type              x         Network
        Order Type                x         Standard
        Sales                     x         Eric Mendel Network/Altavista                 Set
Assignments                         Inside Sales
        Status                    ?         Order does not meet the Order
                                    Approval Criteria for the network.
                                            Pending approval.
                                            There are fewer impressions than
                                    contracted. Pending signature(s).
        Billing Status            x         Open/Unbilled
        Name                      x         Environmax: Sept. 18-Bov 1 Run Of
                                    Edgar Online; IPO Express
        Comments                  x         None
        Shopping Order            x         No
        Bulk                      x         No
        Total                     x         2,500,000
Impressions
        Start Date                x         September 18, 2000
        End Date                  x         November 01, 2000
        Number of Days            x         45
        Billing Method            x         Actuals                                       Set
        Paid in full              x         N/A
        PO Number                 x         None
        Affinity Group            x         Select
        Contact  for  Ad          x         Dean Hutchings
Placement Materials                         801 424 0200
                                            dhutchings@environmax.com
        Approved                  x         No
        Targeting                 x         Environmax; Run Of Edgar Online;
Information                         IPO Express targeting; Home Page, IPO
                                    Headlines, Latest Pricings, Upcoming
                                    Pricings, Latest Pricings
        Special                   x         Edgar Online;  1,250,000
Instructions                        impressions. IPO Express; Home Page
                                    250,000 impressions, IPO Headlines 250,000
                                    impressions, Latest Pricings 250,000
                                    impressions, Upcoming Pricings 250,000



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
                                    impressions, Latest Filings 250,000
                                    impressions
        Signatures                          Order pending signature(s)                    Sign



                                          Order Prices
Description                                               Amount  Update
Rate Card Price                                        20,000.00
Gross Price                                            20,000.00
Net Price                                              20,000.00  Set
CPM                                                         8.00


The salesperson has not been notified for signature.
The advertiser has not been notified for signature.
E-mail salesperson for signature
E-mail advertiser for signature
Update Order
                                                              9/7/2000 11:18 AM



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                                   DOUBLECLICK
                               www.doubleclick.net

Date: Thursday, September 07, 2000 11:23:14 AM

From: Dean Hutchings

Company:

Fax Number: 8014240300

Voice Phone:

To: Mendel, Eric

Fax Number: 212-287-7731

Voice Phone:

Re: Dean,

        The following is the Insertion Order for your campaign running from Sept 18-Nov. 1. Simply initial the first page (insertion order properties) and the very last page (where it says order authorization name), and fax back to me at: 212-278-7731.

        Thanks for the business!!!!

        Eric



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                                 PURCHASE ORDER
                                  PO#: 09-7022

        EnvironMax.com

Req. Date: 09/11/ 2000     Ship to: EnvironMax.com           Vendor: Double Click
Requestor: Dean Hutchings  Addr 1: 380 King Street           POC: Eric Mendel
Phone: (801) 424-0200x103  Addr 2:                           Addr 1: 450 W. 33rd Street
Need Dt: 09/18/2000        Addr 3: Layton, UT 84041          Addr 2: 16th Floor
                           Addr 4:                           Addr 3:
Bill To:                   Attn: Linda Storey                Addr 4: New York, NY 10001
EnvironMax.com             Phone: (801) 5547-1338 ext. 349   Phone: (212) 381-5824
380 King Street                                              Fax: (212) 278-7731
Layton, UT 84041

NOTE TO VENDOR: Mix of impressions is subject to change.

 Line No     Item No          Item Description           Qty.   UM     Unit Cost    Extended Cost
1                       EnvironMax.com Banner            1.00         $20,000.00      $20,000.00
                        advertisement in web pages       0.00              $0.00           $0.00
                        in Edgar-Online and Edgar        0.00              $0.00           $0.00
                        Edgar-Online IPO Express         0.00              $0.00           $0.00
                        Mix of Impressions:              0.00              $0.00           $0.00
                        Edgar Online - 1,260,000         0.00              $0.00           $0.00
                        IPO Express Home Pg. 250,000     0.00              $0.00           $0.00
                        IPO Headlines - 250,000          0.00              $0.00           $0.00
                        Upcoming Pricings - 250,000      0.00              $0.00           $0.00
                        Latest Filings - 250,000         0.00              $0.00           $0.00
                        Term: 9/18/00 thru 11/3/2000     0.00              $0.00           $0.00
                        (Prior Page Total)                           Prior Pages           $0.00
                                                                        Shipping           $0.00
                                                                       Sub-Total      $20,000.00
                        Taxable:  Yes  No                Tax 6.260     Sales Tax           $0.00
                                                         Rate 0%
                                                                           Grand      $20,000.00
                                                                           Total

Authorized By

Date 9/11/00

Printed on 09/11/2000 at 03:59:31 PM



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